                                                                    Exhibit 24.1

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of THE GOODYEAR TIRE & RUBBER COMPANY, a corporation organized and existing under the laws of the State of Ohio (the "Company"), hereby constitute and appoint ROBERT
W. TIEKEN, C. THOMAS HARVIE, STEPHANIE W. BERGERON, and THOMAS A. CONNELL, and each of them, their true and lawful attorneys-in-fact and agents, each one of them with full power and authority to sign the names of the undersigned directors to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for its fiscal year ended December 31, 2003, and to any and all amendments, supplements and exhibits thereto and any other instruments filed in connection therewith; provided, however, that said attorneys-in-fact shall not sign the name of any director unless and until the Annual Report shall have been duly executed by the officers of the Company then serving as the chief executive officer of the Company, the principal financial officer of the Company and the principal accounting officer of the Company; and each of the undersigned hereby ratifies and confirms all that the said attorneys-in-fact and agents, or any one or more of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have subscribed these presents this 2nd day of December, 2003.

/s/ Susan E. Arnold                            /s/ James C. Boland
-----------------------------------------      ---------------------------------
       Susan E. Arnold, Director                      James C. Boland, Director

/s/ John G. Breen                              /s/ Gary D. Forsee
-----------------------------------------      ---------------------------------
       John G. Breen, Director                        Gary D. Forsee, Director

/s/ William J. Hudson, Jr.                     /s/ Robert J. Keegan
-----------------------------------------      ---------------------------------
       William J. Hudson, Jr., Director               Robert J. Keegan, Director

/s/ Steven A. Minter                           /s/ Agnar Pytte
-----------------------------------------      ---------------------------------
       Steven A. Minter, Director                     Agnar Pytte, Director

                          /s/ James M. Zimmerman
                          ---------------------------------------
                                  James M. Zimmerman, Director

                                                                    Exhibit 24.1

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of THE GOODYEAR TIRE & RUBBER COMPANY, a corporation organized and existing under the laws of the State of Ohio (the "Company"), hereby constitute and appoint ROBERT
W. TIEKEN, C. THOMAS HARVIE and THOMAS A. CONNELL, and each of them, their true and lawful attorneys-in-fact and agents, each one of them with full power and authority to sign the names of the undersigned directors to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for its fiscal year ended December 31, 2003, and to any and all amendments, supplements and exhibits thereto and any other instruments filed in connection therewith; provided, however, that said attorneys-in-fact shall not sign the name of any director unless and until the Annual Report shall have been duly executed by the officers of the Company then serving as the chief executive officer of the Company, the principal financial officer of the Company and the principal accounting officer of the Company; and each of the undersigned hereby ratifies and confirms all that the said attorneys-in-fact and agents, or any one or more of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have subscribed these presents this 13th day of April, 2004.

/s/ Rodney O'Neal                          /s/ Shirley D. Peterson
----------------------------------         -------------------------------------
      Rodney O'Neal, Director                      Shirley D. Peterson, Director